SCHEDULE 14C

(Rule 14c-101)
Information Required in Information Statement

Schedule 14C Information
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐   Preliminary Information Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒   Definitive Information Statement

MassMutual Select Funds

(Name of Registrant as Specified in its Charter)

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☒   No fee required

☐   Fee paid previously with preliminary materials.

☐   Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

MASSMUTUAL SELECT FUNDS
(the “Trust”)
1295 State Street
Springfield, MA 01111-0001
MM S&P 500® Index Fund
(the “Fund”)
INFORMATION STATEMENT
July 14, 2025
Important Notice Regarding the Availability of this Information Statement
This Information Statement is available at
https://www.massmutual.com/product-performance/mutual-funds
The Trustees of the MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with a new investment subadvisory agreement for the Fund (the “New Subadvisory Agreement”) between MML Investment Advisers, LLC (in its capacity as investment adviser to the Fund, the “Adviser” or “MML Advisers”) and BlackRock Investment Management, LLC (“BlackRock”). This Information Statement explains why the Trustees approved (i) the termination of the Investment Subadvisory Agreement between the Adviser and Northern Trust Investments, Inc. (“Northern Trust”) with respect to the Fund (the “Prior Subadvisory Agreement”), and (ii) the Adviser’s entering into the New Subadvisory Agreement with BlackRock with respect to the Fund. In addition, this Information Statement describes generally the terms of the New Subadvisory Agreement. This Information Statement is being delivered to shareholders of record as of June 25, 2025 on or about July 14, 2025.
As required by an Exemptive Order that MML Advisers has received from the Securities and Exchange Commission (the “SEC”) to permit the Adviser to change subadvisers or hire new subadvisers for one or more funds from time to time without obtaining shareholder approval, subject to approval by a fund’s shareholders of this arrangement, the Fund is distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
Termination of the Prior Subadvisory Agreement and Trustee Approval of the New Subadvisory Agreement
At a meeting of the Trustees held on March 18-19, 2025, the Trustees, including a majority of the Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), approved (i) the termination of the Prior Subadvisory Agreement dated August 15, 2011 between Massachusetts Mutual Life Insurance Company (“MassMutual”) (assigned to the Adviser on April 1, 2014) and Northern Trust on behalf of the Fund, such termination to take effect on April 24, 2025; and (ii) the New Subadvisory Agreement pursuant to which BlackRock, an investment adviser registered with the SEC, would provide certain investment advisory services with respect to the Fund. In reaching this decision, the Trustees considered, among other factors, (a) MML Advisers’ longstanding relationship with BlackRock and the fact that a change in subadviser is consistent with MML Advisers’ focus on business efficiency through the reduction of subadviser relationships; and (b) MML Advisers’ belief that the Fund’s shareholders will benefit from the depth and breadth of resources at BlackRock and that the subadviser change is in the best interest of shareholders. The decision was further influenced by BlackRock successfully replicating performance of the S&P 500® Index with minimal historical tracking error of 0.01% since inception and the absence of material transition costs for the Fund as the mandate is the same for both Northern Trust and BlackRock.
In reviewing the New Subadvisory Agreement, the Trustees discussed and considered a wide range of information about, among other things: (i) BlackRock and its personnel with responsibility for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of the services that BlackRock will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of BlackRock; and (v) the fees payable to BlackRock by MML Advisers and the effect of such fees on the profitability to MML Advisers. Appendix A to this Information Statement contains information regarding the fee schedule for other funds advised or subadvised by BlackRock that have investment objectives similar to those of the Fund.
Based on the foregoing, and following their review, the Trustees concluded that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement, including the anticipated level of MML Advisers’ oversight of the subadvisory process; (ii) MML Advisers’ projected level of profitability due to the New Subadvisory Agreement is not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment process and expertise of BlackRock appear well-suited to the Fund given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable and are in the best interests of the Fund’s shareholders.
After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement. Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the New Subadvisory Agreement. During the executive session, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.
Description of the New Subadvisory Agreement
Appendix B to this Information Statement contains the New Subadvisory Agreement. While the next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreement, you should read Appendix B for a complete understanding of the New Subadvisory Agreement.
The New Subadvisory Agreement essentially provides that BlackRock, under the Trustees’ and the Adviser’s supervision, will, among other things, (i) provide a continuing investment program for the Fund and determine what securities or other investments shall be purchased or sold by the Fund, (ii) arrange for the purchase and sale of securities and other investments for the Fund, and (iii) provide reports on the foregoing to the Trustees at each board meeting.
The New Subadvisory Agreement also provides that BlackRock will not be liable to the Fund or its shareholders, except in the event of BlackRock’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under the New Subadvisory Agreement.
The advisory fee rate paid by the Fund’s shareholders is unchanged. The advisory fee rate for the Fund will continue to be 0.10% on the first $2.5 billion of the average daily net assets of the Fund, 0.08% on the next $2.5 billion, and 0.05% on assets in excess of $5 billion.
Information About the New Subadviser
The following description of BlackRock was provided to the Trust by BlackRock.
BlackRock Investment Management, LLC (“BlackRock”) is located at 1 University Square Drive, Princeton, New Jersey 08540. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $11.5 trillion in investment company and other portfolio assets under management as of March 31, 2025.

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The following are the names and principal occupations of the principal executive officers and each director of BlackRock. The address of the principal executive officers and each director is 1 University Square Drive, Princeton, New Jersey 08540.

Name	Title
Laurence Douglas Fink	Chief Executive Officer
Robert Steven Kapito	President
Robert Lawrence Goldstein	Chief Operating Officer and Senior Managing Director
Charles Choon Sik Park	Chief Compliance Officer
Christopher Joseph Meade	General Counsel, Chief Legal Officer, and Senior Managing Director
Martin Small	Chief Financial Officer and Senior Managing Director

Certain Brokerage Matters
As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, BlackRock may cause the Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by BlackRock that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in BlackRock’s overall duties to the Fund and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.
BlackRock may cause portfolio transactions for the Fund to be executed by an affiliated brokerage firm. The Fund pays brokerage commissions to these brokerage firms for executing these portfolio transactions. BlackRock has informed the Adviser that it follows procedures designed to ensure that the commissions paid to affiliated brokerage firms are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged to the Fund by affiliated brokerage firms do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities.
Other Information
Adviser’s Address. The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111-0001. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.
Principal Underwriter, Administrator, and Subadministrators. The address of the Fund’s principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111-0001. MML Distributors, LLC is a wholly-owned subsidiary of MassMutual. The Adviser serves as the administrator of the Fund. State Street Bank and Trust Company, which is located at One Congress Street, Boston, Massachusetts 02114, and MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111-0001, each serve as a subadministrator of the Fund.
Annual and Semi-annual Reports. The Trust has previously sent its Annual and Semi-annual Reports to its shareholders. You can obtain a copy of these Reports, as well as a copy of the Fund’s annual and semi-annual financial statements, without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111-0001 or by calling 1-888-309-3539.
Outstanding Shares. Appendix C to this Information Statement lists the total number of shares outstanding as of June 25, 2025 for each class of the Fund’s shares. Shares of the Fund are generally available through various financial intermediaries, such as retirement plan recordkeepers, broker-dealers, financial institutions, and insurance companies, and to other institutional investors and individual retirement accounts.
WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Appendix A
Certain Other Mutual Funds Advised by BlackRock
BlackRock has provided the following information to the Trust regarding other funds for which BlackRock acts as investment adviser or subadviser and which have investment objectives similar to those of the Fund.

Other Fund(s) with Similar Objectives to MM S&P 500 Index Fund	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at March 31, 2025	BlackRock’s Relationship to Other Fund(s) (Adviser or Subadviser)
iShares S&P 500 Index Fund	Management Fee: 0.01%	$44,481,772,597	Adviser
BlackRock S&P 500 V.I. Fund of BlackRock Variable Series Funds, Inc.	Management Fee: 0.07%	$2,682,977,340	Adviser
Subadvised Account 1	0.015% on all assets	$2,564,598,308.00	Subadviser (40 Act Funds)
Subadvised Account 2	0.01% on the first $999 million, 0.009% on the next $1 billion, and 0.007% on all assets over $2 billion	$4,081,882,324.00	Subadviser (40 Act Funds)
Subadvised Account 3	0.01% on the first $999 million, 0.009% on the next $1 billion, and 0.007% on all assets over $2 billion	$1,512,248,874.00	Subadviser (40 Act Funds)
Subadvised Account 4	0.008% on all assets	$6,219,807,703.00	Subadviser (40 Act Funds)
Subadvised Account 5	0.04% on the first $300 million and 0.02% on all assets over $300 million	$4,820,399,520.00	Subadviser (40 Act Funds)

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Appendix B
INVESTMENT SUBADVISORY AGREEMENT
for the MM S&P 500® Index Fund
This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between BlackRock Investment Management, LLC (the “Subadviser”) and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), for the MM S&P 500 Index Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 25th day of April, 2025.
WHEREAS, the Trust has appointed MML Advisers as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);
WHEREAS, the Advisory Agreement provides that MML Advisers may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MML Advisers under the Advisory Agreement;
WHEREAS, MML Advisers and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, MML Advisers wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MML Advisers shall direct from time to time (the “Portfolio”);
NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MML Advisers and the Subadviser, intending to be legally bound, hereby agree as follows:
1.	General Provision.
(a) MML Advisers hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Portfolio and the Trust’s Board of Trustees, directly or through MML Advisers, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations to materially conform to, and to use its best efforts to ensure the Fund conforms to:
(i) the provisions of the Act and any rules or regulations thereunder;
(ii) the asset diversification requirements as defined by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Additionally, the Subadviser will use its best efforts to ensure the Portfolio restricts investments that produce non-qualifying income as defined by the Code. The Subadviser will monitor the asset diversification requirements and the non-qualifying income based on information provided by the Portfolio’s administrator, tax adviser, custodian or other service providers. Based on advice from the Portfolio’s tax adviser, the administrator will provide written notice to the Subadviser of any corrective actions required to be taken by the Subadviser with respect to the asset diversification and qualifying income requirements of the Code by the 20th calendar day following a quarter end;
(iii) any other provisions of state or federal law applicable to the operation of registered investment companies;
(iv) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Trust Documents”);
(v) policies and determinations of the Board of Trustees of the Trust and MML Advisers, of which the Subadviser has been notified in writing and which have been delivered to the Subadviser within a reasonable time in advance of the policy or determination’s effective date for the Subadviser to review and understand such policies or determinations; and

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(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time and as provided to the Subadviser (collectively referred to as the “Disclosure Documents”).
(b) The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.
(c) Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and agreed to and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund. Subadviser will have the opportunity to review and agree to any future changes to the Fund’s pricing procedures that affect Subadviser’s responsibilities. Notwithstanding the foregoing, the Subadviser shall not be responsible for determining the value of any investments held by the Fund.
2.	Duties of the Subadviser.
(a) The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MML Advisers, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; and (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio. Unless MML Advisers gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested for which Subadviser receives timely materials from the Fund’s custodian. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Portfolio as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position. Unless otherwise agreed to by MML Advisers and the Subadviser, Subadviser shall not act with respect to legal proceedings, including class actions or bankruptcies and notices of such proceedings.
Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund for the Portfolio, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.
(b) The Subadviser shall provide to MML Advisers such reports for the Portfolio, on a monthly, quarterly or annual basis, as MML Advisers or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.
(c) The Subadviser shall provide, to the extent not prohibited by applicable law, full disclosure to MML Advisers and the Fund regarding itself and its partners, officers, directors, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could materially affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio by providing its Form ADV annually to MML Advisers and by providing material amendments thereto within a prompt time of filing of such amendment. The Subadviser shall provide information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon written request, other information that MML Advisers reasonably deems necessary to enable MML Advisers to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MML Advisers and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.
(d) The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MML Advisers or the Trust to meet its record keeping obligations generally set forth under

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Section 31 of the Act and rules thereunder; and (ii) shall meet with MML Advisers upon its reasonable request or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MML Advisers (or their agents or accountants), upon reasonable prior written request by MML Advisers to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly make available to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.
On each business day that the Fund is open the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.
(e) The Subadviser makes no representations or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including any other client of the Subadviser, whether public or private.
(f) The Subadviser agrees to reimburse MML Advisers and the Fund for any reasonable costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due solely to material changes caused by the Subadviser, except for any such costs which may properly be charged to the Fund.
(g) The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MML Advisers serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.
(h) As MML Advisers or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MML Advisers (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MML Advisers, and shall (A) certify that such information and commentary summarize the key factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) quarterly certifications, as well as any requested sub-certifications, and responses to quarterly and annual questionnaires with respect to the Subadviser’s compliance program, compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, and other business matters in formats reasonably requested by MML Advisers, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MML Advisers.
(i) Provided that none of MML Advisers, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Subadvisory Agreement and subject to the provisions of Section 5 hereof and applicable law, the Subadviser may obtain investment information, research or assistance from any other person, firm or corporation, including foreign affiliates of the Subadviser, to assist the Subadviser with respect to the performance of its obligations under this Subadvisory Agreement. Such engagement shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the Act or represent an assignment of any rights or responsibilities, and the Subadviser shall remain liable for the performance of its obligations under this Subadvisory Agreement and for the acts and omissions of such persons, firms or corporations.

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3.	Other Activities.
(a) Nothing in this Subadvisory Agreement shall prevent MML Advisers or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MML Advisers or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MML Advisers recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MML Advisers in any way or otherwise be deemed an agent of the Fund or MML Advisers except in connection with the investment management services provided by the Subadviser hereunder.
(b) The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MML Advisers with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser, or any of its investment advisory affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.
(c) In the event MML Advisers or the Fund’s custodian engages in securities lending activities on behalf of the Fund, the Subadviser will not be responsible for settlement delays or failures resulting from such activities or for the Fund’s inability to take appropriate action with respect to, or otherwise to benefit from, corporate actions because the securities were on loan.
4.	Compensation of the Subadviser.
The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MML Advisers agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the annual rate of [     ].
5.	Portfolio Transactions and Brokerage.
(a) The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MML Advisers or the Subadviser) as may be selected by the Subadviser pursuant to the Subadviser’s brokerage policy; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust and provided to the Subadviser in writing, conform with federal securities laws and be consistent with seeking best execution.
(b) On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. MML Advisers hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commission in all instances.

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(c) The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MML Advisers may notify the Subadviser from time to time.
6.	Representations and Warranties of the Subadviser.
The Subadviser hereby represents and warrants to the Fund and MML Advisers that:
(a)
The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MML Advisers; (v) has materially met and will seek to continue to materially meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MML Advisers of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b)
The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MML Advisers with a copy of the code of ethics. Upon request, within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MML Advisers that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)
The Subadviser has provided MML Advisers with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission, and upon request will furnish a copy of all amendments thereto to MML Advisers.

To the extent not prohibited by applicable law, the Subadviser will promptly notify MML Advisers of any changes in the portfolio manager(s) responsible for the Portfolio or if there is otherwise a change in control of the Subadviser.
(d)
There is no pending suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s

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Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules which would materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement.
(e)
All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MML Advisers by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MML Advisers by the Subadviser or approved by the Subadviser for use by MML Advisers, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(f)
The Subadviser has supplied to, or made available for review by, MML Advisers (and if requested by MML Advisers to its designated auditor) all documents, statements and agreements reasonably requested by it relating to the Subadviser’s performance results with respect to the Portfolio and which are in the Subadviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.
7.	Representations and Warranties of MML Advisers.
(a)	MML Advisers represents and warrants to the Subadviser the following:
(i)
MML Advisers has all requisite corporate power and authority under applicable state law and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)
MML Advisers is a registered investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect, and has complied and will continue to do so, in all material respects, with all other required registrations, rules and regulations under applicable federal and state law and as set forth by the Commission.

MML Advisers has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.
(iii)
There is no pending suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MML Advisers is subject, which might reasonably be expected to (i) result in any material adverse change in MML Advisers’ condition (financial or otherwise) or (ii) materially impair MML Advisers’ ability to discharge its obligations under this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.
8.	Covenants of the Subadviser.
(a) If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MML Advisers of any such fact, omission, event or change of circumstances, and the facts related thereto.
(b) The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MML Advisers with updated information relating to the Subadviser’s performance results with respect to the Portfolio and other clients with

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the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MML Advisers. The Subadviser shall provide such information within a reasonable period of time after the end of the quarter to which such updated information relates.
(c) The Subadviser agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund or MML Advisers, or any of their respective affiliates, in offering, marketing or other promotional materials without the prior written consent of MML Advisers.
9.	Confidentiality.
The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MML Advisers that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund; provided, however, that nothing in this Section 9 shall limit the ability of the Subadviser to use or to disclose any list of investments comprising or considered for investment by the investment portfolios managed by the Subadviser in the same investment strategy as that of the Fund generally, provided that any such disclosure does not identify any such investments as those of the Fund specifically. The Subadviser’s employees, affiliates or service providers will use the Portfolio Information only for the purpose of managing or providing services to the portion of the Fund managed by the Subadviser. Access to Portfolio Information shall only be granted to service providers in accordance with the Fund’s policy regarding the disclosure of portfolio holdings. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MML Advisers for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MML Advisers with prompt written notice of such requirement prior to any such disclosure unless such notice is forbidden by law, or is in connection with a routine SEC examination.
MML Advisers agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of Subadviser’s confidential and proprietary information. MML Advisers will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MML Advisers and of service providers to the Fund and MML Advisers who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MML Advisers from disclosing Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as MML Advisers provides the Subadviser with prompt written notice of such requirement prior to any such disclosure unless such notice is forbidden by law, or is in connection with a routine SEC examination.
10.	Use of Names.
The names of both MML Advisers and any affiliates of MML Advisers and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MML Advisers and such affiliates and the Trust and the Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MML Advisers or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MML Advisers and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to seek injunctive relief without the necessity of posting bond.
The Subadviser’s name and any derivative or logo or trademark or service mark or trade name are the valuable property of the Subadviser. MML Advisers shall have the right to use the Subadviser’s name, derivative, logo, trademark or service mark or trade name only with the Subadviser’s prior written approval,

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which shall not be unreasonably withheld. MML Advisers acknowledges and agrees that, if it makes any unauthorized use of any such name, derivative, logo, trademark or service mark or trade name, Subadviser shall suffer irreparable harm for which monetary damages are inadequate and thus, the Subadviser shall be entitled to injunctive relief without the necessity of posting bond. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such approval.
11.	Duration.
Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.
12.	Termination.
(a) This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.
(b) The Subadvisory Agreement may be terminated by MML Advisers or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MML Advisers or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MML Advisers or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).
(c) The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days prior written notice, to MML Advisers and the Trust.
(d) In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.
13.	Indemnification.
(a) In any action in which MML Advisers or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any material violation of federal or state statutes or regulations by the Subadviser, provided that in each instance the loss,

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claim, settlement, damage, charge, liability, cost or expense was not based upon or did not arise out of an act or omission of MML Advisers constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MML Advisers or the Fund may have under any securities laws.
(b) In any action in which the Subadviser or any of its affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the 1933 Act), or any, partners, directors, officers and/or employees of any of the foregoing, are parties, MML Advisers agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) MML Advisers’ reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any material violation of federal or state statutes or regulations by MML Advisers, provided that in each instance the loss, claim, settlement, damage, charge, liability, cost or expense was not based upon or did not arise out of an act or omission of the Subadviser constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which the Subadviser or the Fund may have under any securities laws.
(c) Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.
Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the indemnifying party or (ii) the indemnifying party fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The party providing indemnification shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse to the indemnified party on a current and as-incurred basis, the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence.

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14.	Notice.
Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MML Advisers:	MML Investment Advisers, LLC 1295 State Street Springfield, MA 01111 Attention: Douglas Steele President
If to the Subadviser:	BlackRock Investment Management, LLC 50 Hudson Yards New York, NY 10001 Attention: Gregory J. Doyle Email: jackson.saspport@blackrock.com
If to either MML Advisers or the Subadviser, copies to:
MassMutual Select Funds 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Vice President, Secretary, and Chief Legal Officer

15.	Amendments to this Subadvisory Agreement.
This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.
16.	Governing Law.
This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.
17.	Survival.
The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.
18.	Assignment; Successors.
No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the parties without the prior written consent of the other parties hereto. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.
19.	Entire Agreement.
This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.
20.	No Waiver.
No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.
21.	Severability.
If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other

B-10

provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.
22.	Third-party Beneficiaries.
The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.
23.	Counterparts.
This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the Fund, MML Advisers and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.
MML INVESTMENT ADVISERS, LLC
By: /s/ Douglas Steele

Name: Douglas Steele
Title:  President
BLACKROCK INVESTMENT MANAGEMENT, LLC
By: /s/ Sean Baker

Name: Sean Baker
Title:  Managing Director
Acknowledged and Agreed:
MASSMUTUAL SELECT FUNDS
on behalf of the MM S&P 500 Index Fund
By: /s/ Renée Hitchcock

Name: Renée Hitchcock
Title:  CFO and Treasurer

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Appendix A
The Subadviser shall use its best efforts to provide to MML Advisers the following:
1.	Quarterly Portfolio Data Sheets (due on the 20th business day after the end of every quarter):
The data sheets should include the following information:
a. Portfolio Characteristics for the Portfolio, standard and best fit market index.
b. Portfolio Sector Weights for the Portfolio, standard and best fit market index.
c. Top 10 Equity Holdings (% of equities) for the Portfolio.
d. Top 5 contributors and detractors by performance based on contribution to the Portfolio.
e. Purchases (New) and Sales (Eliminated) during the quarter.
f. Performance of the Portfolio vs. standard and best fit market index and peer group.
2.
Portfolio Manager Commentary (due on the 20th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.	Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative.
b.	Performance attribution:
–	The industry weightings that had the largest contribution to performance during the most recent quarter.
–	The industry weightings that had the largest detraction from performance during the most recent quarter.
–	The five holdings that contributed the most to performance during the most recent quarter.
–	The five holdings that detracted the most from performance during the most recent quarter.
c.	The manager’s market outlook.
d.	How he/she has positioned the Portfolio for the near term.
3.	Attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.
4.
Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

5.
Annual On-Site Meeting - As part of MML Advisers’ due diligence process, members of MML Advisers arrange an “on site” meeting with each of the managers in MML Advisers’ Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

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Appendix C
Shares Outstanding
For each class of the Fund’s shares, the number of shares outstanding as of June 25, 2025 was as follows:

MM S&P 500 Index Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class I	37,961,364.263
Class R5	26,952,682.696
Service Class	18,521,057.009
Administrative Class	17,074,687.859
Class A	2,154,127.806
Class R4	24,220,364.035
Class R3	26,320,326.479
Total	153,204,610.000

Ownership of Shares
As of June 25, 2025, the Trustees and officers of the Trust did not own any shares of the Fund. MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001, and Empower Trust Company, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111, owned of record 45.33% and 32.26% of the Fund, respectively, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act.
As of June 25, 2025, the following persons owned of record 5% or more of the outstanding shares of the indicated classes of the Fund as set forth below, and therefore for certain purposes may be deemed a principal holder of the Fund.

Class	Name and Address of Owner	Percent of Class
Class I	Empower Trust Company, LLC	39.87%
	8515 East Orchard Road
	Greenwood Village, CO 80111
	Massachusetts Mutual Life Insurance Company	34.70%
	1295 State Street
	Springfield, MA 01111
	Talcott Resolution Life Insurance Company	9.93%
	1 Griffin Road North
	Windsor, CT 06095
Class R5	Empower Trust Company, LLC	50.41%
	8515 East Orchard Road
	Greenwood Village, CO 80111
	Massachusetts Mutual Life Insurance Company	42.07%
	1295 State Street
	Springfield, MA 01111
	Talcott Resolution Life Insurance Company	5.95%
	1 Griffin Road North
	Windsor, CT 06095

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Class	Name and Address of Owner	Percent of Class
Service Class	Massachusetts Mutual Life Insurance Company	60.53%
	1295 State Street
	Springfield, MA 01111
	Empower Trust Company, LLC	35.71%
	8515 East Orchard Road
	Greenwood Village, CO 80111
Administrative Class	Massachusetts Mutual Life Insurance Company	52.41%
	1295 State Street
	Springfield, MA 01111
	Empower Trust Company, LLC	38.46%
	8515 East Orchard Road
	Greenwood Village, CO 80111
	Reliance Trust Company	8.87%
	P.O. Box 28004
	Atlanta, GA 30358
Class A	Millenium Trust Company, LLC	67.77%
	2001 Spring Road, Suite 700
	Oak Brook, IL 60523
	Massachusetts Mutual Life Insurance Company	16.92%
	1295 State Street
	Springfield, MA 01111
	Empower Trust Company, LLC	12.63%
	8515 East Orchard Road
	Greenwood Village, CO 80111
Class R4	Massachusetts Mutual Life Insurance Company	53.39%
	1295 State Street
	Springfield, MA 01111
	Empower Trust Company, LLC	21.36%
	8515 East Orchard Road
	Greenwood Village, CO 80111
	Talcott Resolution Life Insurance Company	18.27%
	1 Griffin Road North
	Windsor, CT 06095
Class R3	Massachusetts Mutual Life Insurance Company	43.74%
	1295 State Street
	Springfield, MA 01111
	Talcott Resolution Life Insurance Company	21.46%
	1 Griffin Road North
	Windsor, CT 06095
	Sammons Financial Network, LLC	18.79%
	4546 Corporate Drive, Suite 100
	West Des Moines, IA 50266

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